                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): June 17, 2005
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                               CEPTOR CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

 DELAWARE                          333-105793             11-2897392
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(State or Other Jurisdiction      (Commission             (IRS Employer
 of Incorporation)                File Number)           Identification No.)

    200 INTERNATIONAL CIRCLE, SUITE 5100, HUNT VALLEY, MARYLAND     21030
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         (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (401) 527-9998
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                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On June 17, 2005, the registrant entered into a Securities  Purchase
Agreement  with  Xechem  International,  Inc.  ("Xechem"),  a copy of  which  is attached hereto as Exhibit 99.01 (the "Securities Purchase Agreement"). Pursuant
to the  Securities  Purchase  Agreement,  the registrant  repurchased  2,886,563 shares of its common stock, par value $.0001 per share (the "Common Stock") from
Xechem,  which was formerly the owner of  approximately  29% of the registrant's
common   stock,   for  a  purchase   price  of   $2,309,250.40.   As  additional
consideration,  William Pursley,  the registrant's  chairman and chief executive officer,  surrendered options to purchase 43,000,000 shares of the common stock, par value $.00001 per share, of Xechem.  Xechem  retained  500,000 shares of the
Common  Stock,  but agreed  that it would only sell such  shares  subject to the volume  restrictions  of Rule 144,  regardless  of  whether  or not such  volume limitations  are  applicable  at  the  time  of  such  sale.  Additionally,  the
Securities  Purchase  Agreement  terminated that certain Ceptor Agreement by and among William Pursley, Xechem and the registrant, dated as of March 31, 2004, as amended (the "Spinoff Agreement"), as more fully described in Item 1.02 hereof.

            From  September  2003 to March 2004,  Mr.  Pursley was President and
Vice Chairman of Xechem.

ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

            The Securities Purchase Agreement  terminated the Spinoff Agreement.
The registrant,  Xechem,  and William  Pursley entered the Spinoff  Agreement to provide for the  separation  of the Company from Xechem.  The Spinoff  Agreement provided for the Company's separation from Xechem under a transaction structured to include  (i) the  Company's  redemption  of a portion  of its shares  held by
Xechem out of the proceeds of future  financing under the Redemption  Obligation described below, (ii) the issuance and allocation of additional shares of Common
Stock to Mr.  Pursley under the Company's  Founders'  Plan (which is attached as
Exhibit  10.5 to the  registrant's  annual  report on Form 10-KSB for the fiscal year ended  December 31,  2004) and (iii) the  Company's  reverse  merger into a publicly-traded  company.  The  spin-off  of the  Company  from  Xechem  and the
Company's  reverse  merger into a  wholly-owned  subsidiary  of Medallion  Crest
Management, Inc. was completed on December 8, 2004.

            The  Spinoff  Agreement,  as  amended,  provided  for the Company to redeem,  out of the proceeds of future financing  transactions,  an aggregate of
$2,000,000  of  shares  of  common  stock of the  Company  held by  Xechem  (the
"Redemption  Obligation").  Pursuant to the terms of the Redemption  Obligation, the Company was  obligated to use the first 25% (adjusted to 10% of the proceeds from the Company's private placement initiated in December 2004 and concluded in
February 2005) of the gross proceeds received in such financing  transactions to redeem an  equivalent  number of shares of Common Stock held by Xechem,  that is derived by  dividing  such  proceeds  by the price per share of Common  Stock at which such  financing  transaction is  consummated.  If there were any remaining
Redemption Obligations on March 31, 2006, Xechem would have had the right to put the  remaining  portion of the shares held for sale back to the Company to cover any deficiency.

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            Prior to the  transactions  contemplated by the Securities  Purchase
Agreement,  Xechem owned  approximately  29% of the Common Stock.  Additionally, from  September  2003 to March 2004, Mr. Pursley was President and Vice Chairman
of Xechem.

ITEM 8.01       OTHER EVENTS

            On June 20, 2005, the registrant  issued a press release  announcing that it entered into the  Securities  Purchase  Agreement,  as described in Item
1.01 above. For additional  information,  reference is made to the press release attached hereto as Exhibit 99.02.

ITEM 9.01.  FINANCIAL STATEMENT AND EXHIBITS.

     (c)    Exhibits.

            Exhibit No.       Description
            -----------       -----------

            99.01             Securities  Purchase  Agreement by and between the
                              registrant, Xechem International, Inc. and William
                              Pursley, dated June 17, 2005.

            99.02             Press Release, dated June 20, 2005.

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                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                         CEPTOR CORPORATION

Date: June 20, 2005
                                         By:/s/ William H. Pursley
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                                            William H. Pursley,
                                            Chairman and Chief Executive Officer

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